Exhibit 99

               OMI Announces Vessel Sales and Charters

    STAMFORD, Conn.--(BUSINESS WIRE)--March 9, 2006--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced today that it has:

    (1) entered into a three year fixed rate time charter commencing in the second quarter for the chartered-in Suezmax tanker CAPE BASTIA, which will increase time charter revenue over the charter term by approximately $41 million;
    (2) agreed to sell and bareboat charter back the 2003-built Panamax product carriers OTTAWA and TAMAR for an aggregate net sales price of approximately $89 million. Deliveries are expected to occur by the second quarter. The gain from the sales of approximately $20 million will be deferred and amortized over the four year terms of the charters. The vessels will continue on their existing time charters;
    (3) agreed to sell the 2000-built Suezmax tankers HUDSON and POTOMAC for an aggregate net sales price of approximately $142 million. The gain on disposal of the HUDSON of approximately $26 million will be recognized upon delivery to the buyer, expected to occur in the second quarter. Upon delivery to the buyer, expected to be in the second quarter, the POTOMAC will be time chartered back to the Company for a term of five years. The gain of approximately $27 million will be deferred and amortized over the term of the charter;
    (4) agreed to sell the 1998-built Suezmax tanker SACRAMENTO for a net sales price of approximately $68 million. The gain of approximately $27 million will be recognized upon delivery to the buyer, expected to be in the second quarter.
    The HUDSON and the SACRAMENTO are expected to be entered by their new owners in the Gemini Tankers Pool operated by the Company.
    OMI is a major international tanker owner and operator of crude oil tankers and product carriers. With the completion of the above transactions and delivery by May of its remaining product carriers under construction, the Company's fleet will comprise 8 owned and 5 chartered-in Suezmaxes and 33 owned and 2 chartered-in product carriers, aggregating 3.6 million dwt.

    Our Fleet

    The following tables set forth additional detail about our fleet as it will exist following completion of the above transaction. All vessels are double hull. Our current fleet consists of two segments: crude oil and product carrier ("clean").

                           Type of    Year                Charter
     Name of Vessel        Vessel     Built       Dwt    Expiration
------------------------- --------- --------- ---------- ----------
CRUDE OIL FLEET:
----------------

Wholly-Owned:
-------------
ARLENE                    Suezmax       2003    165,293        SPOT
INGEBORG                  Suezmax       2003    165,293        SPOT
SOMJIN                    Suezmax       2001    160,183        SPOT
DELAWARE                  Suezmax       2002    159,452        SPOT
DAKOTA                    Suezmax       2002    159,435        SPOT
ADAIR                     Suezmax       2003    159,199        SPOT
ANGELICA                  Suezmax       2004    159,106        SPOT
JANET                     Suezmax       2004    159,100        SPOT
                                              ----------
                                              1,287,061
                                              ----------
Chartered-in:
-------------
CAPE BONNY                Suezmax       2005    159,062        SPOT
CAPE BASTIA               Suezmax       2005    159,156      Apr-09
OLIVER JACOB              Suezmax       1999    157,327        SPOT
MAX JACOB                 Suezmax       2000    157,327      May-12(P)
POTOMAC                   Suezmax       2000    159,999      May-12(P)
                                              ----------
                                                792,871
                                              ----------

Total Crude Oil Fleet                         2,079,932
                                              ----------

CLEAN FLEET:
------------
NECHES                    Handymax      2000     47,052      Oct-07
SAN JACINTO               Handymax      2002     47,038      Apr-08
MOSELLE                   Handymax      2003     47,037      Feb-09
GUADALUPE                 Handymax      2000     47,037      Apr-08
AMAZON                    Handymax      2002     47,037      Apr-08
THAMES                    Handymax      2005     47,036      Oct-06
ROSETTA                   Handymax      2003     47,015      Mar-08
KANSAS  (1)               Handymax      2006     46,922      Apr-09(P)
WABASH (2)                Handymax      2006     46,893      Mar-08(P)
BRAZOS                    Handymax      2005     46,889      Dec-08
LAUREN                    Handymax      2005     46,955      Dec-07(P)
JEANETTE                  Handymax      2004     46,955      Mar-08(P)
HORIZON                   Handymax      2004     46,955      Dec-08
ORONTES                   Handysize     2002     37,383      May-10
OHIO                      Handysize     2001     37,278      May-10
GARONNE                   Handysize     2004     37,278      Apr-09(P)
GANGES                    Handysize     2004     37,178        SPOT
RUBY                      Handysize     2004     37,384        SPOT
ASHLEY                    Handysize     2001     37,270        SPOT
MARNE                     Handysize     2001     37,230        SPOT
LOIRE                     Handysize     2004     37,106      Feb-09(P)
FOX                       Handysize     2005     37,006      May-10(P)
RHINE (3)                 Handysize     2006     36,993        SPOT
TEVERE                    Handysize     2005     36,990      Jul-10(P)
SAONE                     Handysize     2004     36,986      Jul-09(P)
TRINITY                   Handysize     2000     35,834      Mar-10
MADISON                   Handysize     2000     35,828      Mar-10
RHONE                     Handysize     2000     35,775      May-07(P)
CHARENTE                  Handysize     2001     35,751      Sep-06(P)
ISERE                     Handysize     1999     35,438      Sep-06(P)
SEINE                     Handysize     1999     35,407      Aug-08
                                              ----------
                                              1,270,936
                                              ----------

Chartered-in:
------------------
OTTAWA                    Panamax       2003     70,297      Apr-08
TAMAR                     Panamax       2003     70,362      Jul-08
                                              ----------
                                                140,659
                                              ----------

Total Clean Fleet                             1,411,595

                                              ----------
Total Current Fleet                           3,491,527
                                              ----------



(1) Vessel delivered in March 2006.
(2) Vessel delivered in January 2006.
(3) Vessel delivered in February 2006.

(P) Time charters with profit sharing.

The following two product carriers are to be delivered in 2006:


Vessels to be Acquired:
                                      Date
                           Type of    To Be                Charter
Name of Vessel             Vessel   Delivered    Dwt     Expiration
------------------------- --------- --------- ---------- ----------

Vessels Under
 Construction:

REPUBLICAN                Handymax     Apr-06    47,000      Jun-09(P)
PLATTE                    Handymax     May-06    47,000      May-09
                                              ----------
Total Vessels Under
 Construction                                    94,000
                                              ----------


Total Fleet  with Vessels
 to be Acquired                               3,585,527
                                              ==========

    FORWARD-LOOKING INFORMATION

    This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided for under these sections. Wherever we use the words "believes," "estimates," "expects," "plans," "anticipates" and similar expressions identify forward-looking statements. The above statements refer to transactions and dates of completion which are expected to occur as described, but may for a variety of reasons either not occur, have differing terms or may occur in time frames other than as expressed.
    All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

    CONTACT: OMI Corporation
             Merete Serck-Hanssen, 203-602-6835